                                                                EXHIBIT 99(A)(2)

                             BELL MICROPRODUCTS INC.

                              LETTER OF TRANSMITTAL

                          TO TENDER NOTES IN RESPECT OF

            3 3/4 % CONVERTIBLE SUBORDINATED NOTES, SERIES B DUE 2024
                              (CUSIP NO. 078137AC0)

            PURSUANT TO THE OFFER TO PURCHASE DATED DECEMBER 13, 2006

          THE TENDER OFFER WILL EXPIRE AT 9:00 A.M., NEW YORK CITY TIME, ON
                JANUARY 18, 2007, UNLESS EXTENDED BY BELL MICRO
   (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED, THE "EXPIRATION DATE").

          THE DEPOSITARY AND INFORMATION AGENT FOR THE TENDER OFFER IS:

                     GLOBAL BONDHOLDER SERVICES CORPORATION

         By Registered or Certified Mail, Hand or by Overnight Courier:

                     Global Bondholder Services Corporation
                             65 Broadway, Suite 704
                            New York, New York 10006
                          Attention: Corporate Actions

Facsimile Transmission Number:                             Confirm by Telephone:
        (212) 430-3775                                         (866) 857-2200
                                                               (212) 430-3774

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN AS LISTED ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY. THIS LETTER OF TRANSMITTAL AND THE INSTRUCTIONS HERETO SHOULD BE USED ONLY TO TENDER BELL MICRO'S 3 3/4 % CONVERTIBLE SUBORDINATED NOTES, SERIES B DUE 2024 (THE "NOTES").

     Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Offer to Purchase dated December 13, 2006 (as the same may be amended or supplemented from time to time, the "Offer to Purchase") of Bell Microproducts Inc., a California corporation ("Bell Micro").

     To receive the purchase price, holders of Notes must tender Notes in the manner described in the Offer to Purchase and this Letter of Transmittal on or before the Expiration Date. Bell Micro's obligation to accept for purchase and to pay for Notes validly tendered and not withdrawn in the tender offer is subject to certain conditions. Bell Micro reserves the right to modify, extend or terminate this tender offer at any time. Notes tendered in the tender offer may be withdrawn at any time on or prior to the Expiration Date.

     This Letter of Transmittal is to be completed by a holder of Notes desiring to tender Notes unless such holder is tendering Notes through DTC's Automated Tender Offer Program ("ATOP"). THIS LETTER OF TRANSMITTAL NEED NOT BE COMPLETED BY A HOLDER TENDERING NOTES THROUGH ATOP.

     For a description of certain procedures to be followed in order to tender Notes (through ATOP or otherwise), see "The Tender Offer--Procedures for Tendering Notes" in the Offer to Purchase and the instructions to this Letter of Transmittal. The instructions contained herein and in the Offer to Purchase should be read carefully before this Letter of Transmittal is completed.

--------------------------------------------------------------------------------
                                 TENDER OF NOTES
--------------------------------------------------------------------------------

[ ]  CHECK HERE IF CERTIFICATES REPRESENTING TENDERED NOTES ARE ENCLOSED
     HEREWITH.

[ ] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE
     FOLLOWING:

Name of Tendering Institution: _________________________________________________
DTC Account Number:            _________________________________________________
Transaction Code Number:       _________________________________________________
Date Tendered:                 _________________________________________________

--------------------------------------------------------------------------------

     List below the Notes to which this Letter of Transmittal relates. If the space provided is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tenders of Notes will be accepted only in principal amounts equal to $1,000.00 or integral multiples thereof. No alternative, conditional or contingent tenders will be accepted.

--------------------------------------------------------------------------------
                        DESCRIPTION OF NOTES TENDERED (1)
--------------------------------------------------------------------------------

  NAME(S) AND ADDRESS(ES) OF RECORD
HOLDER(S) OR NAME OF DTC PARTICIPANT
    AND PARTICIPANT'S DTC ACCOUNT                                   AGGREGATE PRINCIPAL
   NUMBER IN WHICH NOTES ARE HELD                                    AMOUNT REPRESENTED      TOTAL PRINCIPAL
     (PLEASE FILL IN, IF BLANK)        CERTIFICATE NUMBER(S) (2)   BY CERTIFICATE(S) (2)   AMOUNT TENDERED (3)
------------------------------------   -------------------------   ---------------------   -------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                            TOTAL PRINCIPAL AMOUNT:
--------------------------------------------------------------------------------------------------------------

(1) Completion of this Letter of Transmittal before the Expiration Date will constitute the tender of all Notes delivered.

(2) Need not be completed by holders of Notes tendering by book-entry transfer or in accordance with DTC's ATOP procedure for transfer (see below).

(3) Unless otherwise specified, it will be assumed that the entire aggregate principal amount represented by the Notes described above is being tendered.

     If not already printed above, the name(s) and address(es) of the registered holder(s) should be printed exactly as they appear on the certificate(s) representing Notes tendered hereby or, if tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of the Notes.

     THE TENDER OFFER IS NOT BEING MADE TO, AND THE TENDERS OF NOTES WILL NOT BE ACCEPTED FROM OR ON BEHALF OF, HOLDERS OF NOTES IN ANY JURISDICTION IN WHICH THE MAKING OR THE ACCEPTANCE OF THE TENDER OFFER WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

     The undersigned hereby tenders to Bell Microproducts Inc., a California corporation (the "Company" or "Bell Micro"), upon the terms and subject to the conditions set forth in this Letter of Transmittal and the Offer to Purchase (collectively, the "Offer Documents"), receipt of which is hereby acknowledged, the principal amount or amounts of Notes indicated in the table above under the caption heading "Description of Notes Tendered" under the column heading "Total Principal Amount Tendered" within such table (or, if nothing is indicated therein, with respect to the entire aggregate principal amount represented by the Notes described in such table). The undersigned represents and warrants that the undersigned has read the Offer Documents and agrees to all of the terms and conditions herein and therein. Terms used and not defined herein shall have the meanings ascribed to them in the Offer to Purchase.

     Subject to, and effective upon, the acceptance for purchase of, and payment for, the principal amount of Notes tendered herewith in accordance with the terms and subject to the conditions of the tender offer, the undersigned hereby:

          - sells, assigns and transfers to, or upon the order of, Bell Micro, all right, title and interest in and to, and any and all claims in respect of or arising or having arisen as a result of the undersigned's status as a holder of, all of the Notes tendered hereby;

          -    waives any and all other rights with respect to such Notes;

          - irrevocably constitutes and appoints the depositary the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the depositary also acts as the agent of Bell Micro) with respect to such Notes, with full powers of substitution and revocation (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

          - present such Notes and all evidences of transfer and authenticity to, or transfer ownership of such Notes on the account books maintained by DTC to, or upon the order of, Bell Micro;

          - present such Notes for transfer of ownership on the books of Bell Micro; and

          - receive all benefits and otherwise exercise all rights of beneficial ownership of such Notes;

          all in accordance with the terms and conditions of the tender offer as described in the Offer to Purchase.

     Tenders of Notes may be withdrawn only by written notice of withdrawal and revocation received by the depositary on or prior to the Expiration Date pursuant to the terms of the Offer to Purchase. THE UNDERSIGNED FURTHER UNDERSTANDS THAT ANY TENDERS OF NOTES WILL NOT BE REVOCABLE AND NOTES MAY NOT BE WITHDRAWN AFTER THE EXPIRATION DATE.

     The undersigned understands that, under certain circumstances and subject to the certain conditions specified in the Offer Documents (each of which Bell Micro may waive), Bell Micro may modify or terminate the tender offer and may not be required to accept for payment any of the Notes tendered. Any Notes not accepted for payment will be returned promptly to the undersigned at the address set forth above unless otherwise listed in the box below labeled "A. Special Delivery Instructions."

     The undersigned hereby represents and warrants and covenants that:

          - the undersigned has full power and authority to tender, sell, assign and transfer the Notes tendered hereby;

          - when such tendered Notes are accepted for payment and paid for by Bell Micro pursuant to the tender offer, Bell Micro will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right; and

          - the undersigned will, upon request, execute and deliver any additional documents deemed by the depositary or by Bell Micro to be necessary or desirable to complete the sale, assignment and transfer of the Notes tendered hereby.

     No authority conferred or agreed to be conferred by this Letter of Transmittal shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned and any subsequent transferees of the Notes.

     In consideration for the purchase of the Notes pursuant to the tender offer, the undersigned hereby waives, releases, forever discharges and agrees not to sue Bell Micro or its former, current or future directors, officers, employees, agents, subsidiaries, affiliates, stockholders, predecessors, successors, assigns or other representatives as to any and all claims, demands, causes of action and liabilities of any kind and under any theory whatsoever, whether known or unknown (excluding any liability arising under U.S. federal securities laws in connection with the tender offer), by reason of any act, omission, transaction or occurrence, that the undersigned ever had, now has or hereafter may have against Bell Micro as a result of or in any manner related to:

          - the undersigned's purchase, ownership or disposition of the Notes pursuant to the tender offer;

          - any decline in the value thereof up to and including the Expiration Date (and thereafter, to the extent the holder retains Notes); or

          - the undersigned's delivery of any consents pursuant to the separate consent solicitation or the effectiveness or impact of the proposed amendment and waiver specified therein.

     Without limiting the generality or effect of the foregoing, upon the purchase of Notes pursuant to the tender offer, Bell Micro shall obtain all rights relating to the undersigned's ownership of Notes (including, without limitation, the right to all interest payable on the Notes) and any and all claims relating thereto.

     Unless otherwise indicated herein under "A. Special Delivery Instructions", the undersigned hereby requests that any Notes representing principal amounts not tendered or not accepted for purchase be issued in the name(s) of, and be delivered to, the undersigned (and, in the case of Notes tendered by book-entry transfer, by credit to the account of DTC). Unless otherwise indicated herein under "B. Special Payment Instructions", the undersigned hereby request(s) that any checks for payment to be made in respect of the Notes tendered hereby be issued to the order of, and delivered to, the undersigned.

     In the event that the "A. Special Delivery Instructions" box is completed, the undersigned hereby request(s) that any Notes representing principal amounts not tendered or not accepted for purchase be issued in the name(s) of, and be delivered to, the person(s) at the address(es) therein indicated. The undersigned recognizes that Bell Micro has no obligation pursuant to the "A. Special Delivery Instructions" box to transfer any Notes from the names of the registered holder(s) thereof if Bell Micro does not accept for purchase any of the principal amount of such Notes so tendered or if provision for payment of any applicable transfer taxes is not made. In the event that the "B. Special Payment Instructions" box is completed, the undersigned hereby request(s) that checks for payment to be made in respect of the Notes tendered be issued to the order of, and be delivered to, the person(s) at the address(es) therein indicated, subject to provision for payment of any applicable taxes being made.

                               A. SPECIAL DELIVERY
                                  INSTRUCTIONS
                           (SEE INSTRUCTIONS 1 AND 2)

To be completed ONLY if Notes in a principal amount not tendered or not accepted for purchase are to be issued in the name of someone other than the person(s) whose signature(s) appear within this Letter of Transmittal or sent to an address different from that show in the box entitled "Description of Notes Tendered" within this Letter of Transmittal.

Name: __________________________________________________________________________
      (Please Print)
Address: _______________________________________________________________________

         _______________________________________________________________________
                                                              (Include Zip Code)

         _______________________________________________________________________
         (Tax Identification or Social Security Number) (See Substitute
         Form W-9 herein)

[ ] Check here to direct a credit of Notes not tendered or not accepted for purchase delivered by book-entry transfer to an account at DTC.

________________________________________________________________________________
DTC Account No.

Number of Account Party: _______________________________________________________

                               B. SPECIAL PAYMENT
                                  INSTRUCTIONS
                          (SEE INSTRUCTIONS 1, 2 AND 3)

To be completed ONLY if checks are issued payable to someone other than the person(s) whose signature(s) appear(s) within this Letter of Transmittal or sent to an address different from that shown in the box entitled "Description of Notes Tendered" within this Letter of Transmittal.

Name: __________________________________________________________________________
      (Please Print)
Address: _______________________________________________________________________

         _______________________________________________________________________
                                                              (Include Zip Code)

         _______________________________________________________________________
         (Tax Identification or Social Security Number) (See Substitute
         Form W-9 herein)

                         PLEASE COMPLETE AND SIGN BELOW

   (This page is to be completed and signed by all tendering holders of Notes except holders executing the tender through DTC's ATOP system.)
               (Also complete Substitute Form W-9 Included Herein)

     By completing, executing and delivering this Letter of Transmittal, the undersigned hereby tenders the principal amount of the Notes of the series listed in the box above labeled "Description of Notes Tendered" under the column heading "Total Principal Amount Tendered".


--------------------------------------------------------------------------------
           (Signature(s) of Record Holder(s) or Authorized Signatory)

(Must be signed by the registered holder(s) exactly as the name(s) appear(s) on certificate(s) representing the tendered Notes or, if the Notes are tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of such Notes. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth the full title and see Instruction 1.)

Dated: _________________________________________________________________________

Name(s): _______________________________________________________________________
                                 (Please Print)

Capacity (Full Title): _________________________________________________________

Address: _______________________________________________________________________

         _______________________________________________________________________
                               (Include Zip Code)

Area Code and Telephone Number: ________________________________________________

Taxpayer Identification or Social Security Number: _____________________________
                                                     (See Substitute Form W-9)

   MEDALLION SIGNATURE GUARANTEE (ONLY IF REQUIRED--SEE INSTRUCTIONS 1 AND 2)


Authorized Signature of Guarantor:
                                   ---------------------------------------------

Name: __________________________________________________________________________

Name of Firm: __________________________________________________________________

Address: _______________________________________________________________________

         _______________________________________________________________________
                               (Include Zip Code)

Area Code and Telephone Number: ________________________________________________

Dated: _________________________________________________________________________

                                [Place Seal Here]

                                  INSTRUCTIONS

          FORMING PART OF THE TERMS AND CONDITIONS OF THE TENDER OFFER

     1. Signatures on Letter of Transmittal, Instruments of Transfer and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Notes tendered hereby, the signatures must correspond with the name(s) as written on the face of the certificates, without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in DTC whose name is shown on a security position listing as the owner of the Notes tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of such Notes.

     If any of the Notes tendered hereby are registered in the name of two or more holders, all such holders must sign this Letter of Transmittal. If any of the Notes tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal or any Notes or instrument of transfer is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Bell Micro of such person's authority to so act must be submitted.

     When this Letter of Transmittal is signed by the registered holders of the Notes tendered hereby, no endorsements of Notes or separate instruments of transfer are required unless payment is to be made, or Notes not tendered or purchased are to be issued, to a person other than the registered holders, in which case signatures on such Notes or instruments of transfer must be guaranteed by a Medallion Signature Guarantor.

     Unless this Letter of Transmittal is signed by the record holder(s) of the Notes tendered hereby (or by a participant in DTC whose name appears on a security position listing as the owner of such Notes), such Notes must be endorsed or accompanied by appropriate instruments of transfer, and each such endorsement, instrument of transfer or proxy must be signed exactly as the name or names of the record holder(s) appear on the Notes (or as the name of such participant appears on a security position listing as the owner of such Notes); signatures on each such endorsement, instrument of transfer or proxy must be guaranteed by a Medallion Signature Guarantor, unless the signature is that of an Eligible Institution.

     2. Signature Guarantees. Signatures on this Letter of Transmittal must be guaranteed by a Medallion Signature Guarantor, unless (a) the Notes tendered hereby are tendered by a record holder (or by a participant in DTC whose name appears on a security position listing as the owner of such Notes) and neither the box entitled "A. Special Delivery Instructions" or the box entitled "B. Special Payment Instructions" on this Letter of Transmittal has been completed or (b) such Notes are tendered for the account of an Eligible Institution. See Instruction 1.

     3. Transfer Taxes. Except as set forth in this Instruction 3, Bell Micro will pay or cause to be paid any transfer taxes with respect to the transfer and sale of Notes to it, or to its order, pursuant to the tender offer. If payment is to be made to, or if Notes not tendered or purchased are to be registered in the name of, any persons other than the record holders, or if tendered Notes are registered in the name of any persons other than the persons signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the record holder or such other person) payable on account of the transfer to such other person will be deducted from the payment unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

     4. Requests for Assistance or Additional Copies. Any questions or requests for assistance or additional copies of the Offer to Purchase or this Letter of Transmittal may be directed to the information agent at its telephone number set forth on the back cover of the Offer to Purchase. A holder may also contact the dealer managers at the addresses and telephone numbers set forth on the back cover of the Offer to Purchase or such holder's broker, dealer, commercial bank, trust company or other nominee for assistance concerning the tender offer.

     5. Partial Tenders. Tenders of Notes will be accepted only in integral multiples of $1,000.00 principal amount. If less than the entire principal amount of any Note is tendered, the tendering holder should fill in the principal amount tendered in the fourth column of the box entitled "Description of Notes Tendered" above. The entire principal amount of Notes delivered to the depositary will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Notes is not tendered, then substitute Notes for the principal amount of Notes not tendered and purchased pursuant to the tender offer will be sent to the holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal promptly after the delivered Notes are accepted for partial tender.

     6. Special Payment and Special Delivery Instructions. Tendering holders should indicate in the applicable box or boxes the name and address to which Notes for principal amounts not tendered or not accepted for purchase or checks for payment of the purchase price are to be sent or issued, if different from the name and address of the holder signing this Letter of Transmittal. In the case of payment to a different name, the taxpayer identification or social security number of the person named must also be indicated. If no instructions are given, Notes not tendered or not accepted for purchase will be returned, and checks for payment of the purchase price will be sent, to the holder of the Notes tendered.

     7. Waiver of Conditions. Bell Micro reserves the right, in its reasonable discretion, to amend or waive any of the conditions to the tender offer.

     8. Substitute Form W-9. Each tendering holder (or other payee) is required
(i) to provide the depositary with a correct taxpayer identification number ("TIN"), generally the holder's Social Security or federal employer identification number, and with certain other information, on Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify that the holder (or other payee) is not subject to backup withholding or (ii) to otherwise establish a basis for exemption from backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering holder (or other payee) to a $50 penalty imposed by the Internal Revenue Service and 28% federal income tax backup withholding on any payment. If a nonexempt holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, such holder should write "Applied For" in the space for the TIN provided on the attached Substitute Form W-9 and must also complete the attached "Certificate of Awaiting Taxpayer Identification Number" in order to prevent backup withholding. In the event that such holder fails to provide a TIN to the depositary by the time of payment, the Depositary must backup withhold 28% of the payments made to such holder.

                            IMPORTANT TAX INFORMATION

     TO ENSURE COMPLIANCE WITH INTERNAL REVENUE SERVICE CIRCULAR 230, HOLDERS ARE HEREBY NOTIFIED THAT ANY DISCUSSION OF TAX MATTERS SET FORTH IN THIS LETTER OF TRANSMITTAL WAS WRITTEN IN CONNECTION WITH THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN AND WAS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED BY ANY PERSON, FOR THE PURPOSE OF AVOIDING TAX-RELATED PENALTIES UNDER FEDERAL, STATE OR LOCAL TAX LAW. EACH HOLDER SHOULD SEEK ADVICE BASED ON ITS PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

     Under U.S. federal income tax laws, a holder whose tendered Notes are accepted for payment is required to provide the depositary (as payer) with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below or otherwise establish a basis for exemption from a 28% backup withholding tax. Certain holders (including, among others, all corporations and certain foreign persons) are exempt from these backup withholding requirements. Exempt holders should furnish their TIN, check the "Exempt" box in Part 2 of the Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the depositary. A foreign person, including entities, may qualify as an exempt recipient by submitting to the depositary a properly completed Internal Revenue Service Form W-8BEN (or other applicable form), signed under penalties of perjury, attesting to that holder's foreign status. The applicable Form W-8 can be obtained from the depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions. If such holder is an individual, the TIN is generally his Social Security number. If the Depositary is not provided with the correct TIN, a $50 penalty may be imposed by the Internal Revenue Service, and payments made with respect to Notes purchased pursuant to the tender offer may be subject to a 28% backup withholding tax. Failure to comply truthfully with the backup withholding requirements also may result in the imposition of severe criminal and/or civil fines and penalties.

     If backup withholding applies, the depositary is required to withhold 28% of any payments made to the holder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service, provided that the requisite information is properly provided.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments made with respect to Notes purchased pursuant to the tender offer, the holder is required to provide the depositary with either: (i) the holder's correct TIN by completing the Substitute Form W-9, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN), that the holder is a U.S. person and that (a) the holder has not been notified by the Internal Revenue Service that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (b) the Internal Revenue Service has notified the holder that the holder is no longer subject to backup withholding, or (ii) an adequate basis for exemption.

     If a nonexempt holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, such holder should write "Applied For" in the space for the TIN provided on the attached Substitute Form W-9 and must also complete the attached "Certificate of Awaiting Taxpayer Identification Number" in order to prevent backup withholding. In the event that such holder fails to provide a TIN to the depositary by the time of payment, the depositary must backup withhold 28% of the payments made to such holder.

WHAT NUMBER TO GIVE THE DEPOSITARY

     The holder is required to give the depositary the TIN (e.g., Social Security number or employer identification number) of the registered holder of the Notes. If the Notes are held in more than one name or are held not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

              PAYER'S NAME: GLOBAL BONDHOLDER SERVICES CORPORATION

SUBSTITUTE                      NAME (AS SHOWN ON YOUR INCOME TAX RETURN)

FORM W-9                        ________________________________________________

DEPARTMENT OF THE TREASURY      BUSINESS NAME, IF DIFFERENT FROM ABOVE
INTERNAL REVENUE SERVICE        ________________________________________________

PAYER'S REQUEST FOR TAXPAYER    CHECK APPROPRIATE BOX:
IDENTIFICATION NUMBER ("TIN")
AND CERTIFICATION               [ ] Individual/Sole proprietor [ ] Corporation
                                [ ] Partnership [ ] Other ____

                                ADDRESS

                                ________________________________________________

                                CITY, STATE, AND ZIP CODE

                                ________________________________________________

                                ________________________________________________

                                PART 1 -- Taxpayer
                                Identification Number -- Please
                                provide your TIN in the box at    ______________
                                right and certify by signing          Social
                                and dating below. If awaiting        Security
                                TIN, write "Applied For."             Number

                                                                  OR

                                                                  ______________
                                                                     Employer
                                                                  Identification
                                                                      Number

                                PART 2 -- For Payees Exempt from Backup
                                Withholding -- Check the box if you are NOT subject to backup withholding. [ ]

                                PART 3 -- CERTIFICATION -- UNDER PENALTIES OF
                                PERJURY, I CERTIFY THAT:

                                (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me),

                                (2)  I am not subject to backup withholding
                                     because: (a) I am exempt from backup
                                     withholding, or (b) I have not been
                                     notified by the Internal Revenue Service
                                     (IRS) that I am subject to backup
                                     withholding as a result of a failure to
                                     report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

                                (3)  I am a U.S. person (including a U.S.
                                     resident alien).

                                CERTIFICATION INSTRUCTIONS. -- You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF
THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP
WITHHOLDING.


SIGNATURE                               DATE
          ---------------------------        -----------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me will be withheld.


Signature                               Date                     , 20
          ---------------------------        --------------------    --

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

     GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER--Social Security Numbers ("SSNs") have nine digits separated by two hyphens: i.e., 000-00-000. Employer Identification Numbers ("EINs") have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All "section" references are to the Internal Revenue Code of 1986, as amended. "IRS" is the Internal Revenue Service.

                                            GIVE THE NAME AND SOCIAL SECURITY
                                            NUMBER OR EMPLOYER IDENTIFICATION
        FOR THIS TYPE OF ACCOUNT:                       NUMBER OF
        -------------------------          ------------------------------------
1.   Individual                            The individual

2.   Two or more individuals (joint        The actual owner of the account or,
     account)                              if combined funds, the first
                                           individual on the account (1)

3.   Custodian account of a minor          The minor (2)
     (Uniform Gift to Minors Act)

4.   a. The usual revocable savings        The grantor-trustee (1)
     trust (grantor is also trustee)

     b. The so called trust account that   The actual owner (1)
     is not a legal or valid trust
     under State law

5.   Sole proprietorship or single-owner   The owner (3)
     LLC

                                                     GIVE THE NAME AND
        FOR THIS TYPE OF ACCOUNT:          EMPLOYER IDENTIFICATION NUMBER OF--
        -------------------------          ------------------------------------
6.   A valid trust, estate, or pension     Legal entity (4)
     trust

7.   Corporation or LLC electing           The corporation
     corporate status on Form 8832

8.   Association, club, religious,         The organization
     charitable, educational or other
     taxexempt organization

9.   Partnership or multi-member LLC       The partnership or LLC

10.  A broker or registered nominee        The broker or nominee

11.  Account with the Department of        The public entity
     Agriculture in the name of a public
     entity (such as a State or local
     government, school district, or
     prison) that receives agricultural
     program payments

----------
(1) List first and circle the name of the person whose SSN you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

(2)  Circle the minor's name and furnish the minor's SSN.

(3) You must show your individual name and you may also enter your business or "doing business as" name. You may use either your SSN or EIN (if you have one). If you are a sole proprietor, the Internal Revenue Service encourages you to use your SSN.

(4) List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the Taxpayer Identification Number of the personal representative or trustee unless the legal entity itself is not designated in the account title).

NOTE: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER (TIN) ON SUBSTITUTE FORM W-9
PAGE 2


PURPOSE OF FORM

     A person who is required to file an information return with the IRS must get your correct Taxpayer Identification Number ("TIN") to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an individual retirement account. Use Substitute Form W-9 to give your correct TIN to the requester (the person requesting your TIN) and, when applicable, (1) to certify the TIN you are giving is correct (or you are waiting for a number to be issued), (2) to certify you are not subject to backup withholding, or (3) to claim exemption from backup withholding if you are an exempt payee. The TIN provided must match the name given on the Substitute Form W-9.

HOW TO GET A TIN

     If you do not have a TIN, apply for one immediately. To apply for an SSN, obtain Form SS-5, Application for a Social Security Card, at the local office of the Social Security Administration or get this form on-line at www.ssa.gov/online/ss-5.pdf. You may also get this form by calling 1-800-772-1213. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer ID Numbers under Businesses. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an individual taxpayer identification number, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS web site at www.irs.gov.

     If you do not have a TIN, write "Applied For" in Part 1, sign and date the form, and give it to the payer. For interest and dividend payments and certain payments made with respect to readily tradable instruments, you will generally have 60 days to get a TIN and give it to the payer. If the payer does not receive your TIN within 60 days, backup withholding, if applicable, will begin and continue until you furnish your TIN.

     Note: Writing "Applied For" on the form means that you have already applied for a TIN OR that you intend to apply for one soon. As soon as you receive your TIN, complete another Form W-9, include your TIN, sign and date the form, and give it to the payer.

     CAUTION: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

     Individuals (including sole proprietors) are NOT exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

     Note: If you are exempt from backup withholding, you should still complete Substitute Form W-9 to avoid possible erroneous backup withholding. If you are exempt, enter your correct TIN in Part 1, check the "Exempt" box in Part 2, and sign and date the form. If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

     The following is a list of payees that may be exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except for those listed in item (9). For broker transactions, payees listed in (1) through (13) and any person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7). However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: (i) medical and health care payments, (ii) attorneys' fees, and (iii) payments for services paid by a federal executive agency. Only payees described in items (1) through (5) are exempt from backup withholding for barter exchange transactions and patronage dividends.

1. An organization exempt from tax under section 501(a), or an individual retirement plan ("IRA"), or a custodial account under section 403(b)(7), if the account satisfies the requirements of section 401(f)(2).

2.   The United States or any of its agencies or instrumentalities.

3. A state, the District of Columbia, a possession of the United States, or any of their subdivisions or instrumentalities.

4. A foreign government, a political subdivision of a foreign government, or any of their agencies or instrumentalities.

5.   An international organization or any of its agencies or instrumentalities.

6.   A corporation.

7.   A foreign central bank of issue.

8. A dealer in securities or commodities registered in the United States, the District of Columbia, or a possession of the United States.

9. A futures commission merchant registered with the Commodity Futures Trading Commission.

10.  A real estate investment trust.

11. An entity registered at all times during the tax year under the Investment Company Act of 1940.

12.  A common trust fund operated by a bank under section 584(a).

13.  A financial institution.

14.  A middleman known in the investment community as a nominee or custodian.

15.  A trust exempt from tax under section 664 or described in section 4947.

     Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, CHECK THE "EXEMPT" BOX IN PART 2 ON THE FACE OF THE FORM IN THE SPACE PROVIDED, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

     Certain payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N, and their regulations.

     PRIVACY ACT NOTICE. Section 6109 of the Internal Revenue Code requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states, and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to federal and state agencies to enforce federal nontax criminal laws and to combat terrorism.

     You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividends, and certain other payments to a payee who does not give a TIN to a payer. The penalties described below may also apply.

PENALTIES

FAILURE TO FURNISH TIN. If you fail to furnish your correct TIN to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

CRIMINAL PENALTY FOR FALSIFYING INFORMATION. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

MISUSE OF TINS. If the payer discloses or uses TINs in violation of federal law, the payer may be subject to civil and criminal penalties.

     FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX ADVISOR OR THE INTERNAL REVENUE SERVICE.

     In order to tender, a holder of Notes should send or deliver a properly completed and signed Letter of Transmittal, certificates for Notes and any other required documents to the depositary at the address set forth below or tender pursuant to DTC's Automated Tender Offer Program.

          THE DEPOSITARY AND INFORMATION AGENT FOR THE TENDER OFFER IS:

                     GLOBAL BONDHOLDERS SERVICES CORPORATION

         By Registered or Certified Mail, Hand or by Overnight Courier:

                     Global Bondholders Services Corporation
                             65 Broadway, Suite 704
                            New York, New York 10006
                          Attention: Corporate Actions

Facsimile Transmission Number:                             Confirm by Telephone:
        (212) 430-3775                                         (866) 857-2200
                                                               (212) 430-3774

     Any questions or requests for assistance or for additional copies of this Letter of Transmittal, the Offer to Purchase or the other offer documents may be directed to the information agent at its telephone number above. A holder of Notes may also contact the dealer manager at its telephone number set forth below or such holder's Custodian for assistance concerning the tender offer.

                   THE DEALER MANAGER FOR THE TENDER OFFER IS:

                       Credit Suisse Securities (USA) LLC
                                11 Madison Avenue
                            New York, New York 10010
                            (212) 325-7596 (collect)
                          (800) 820-1653 (US Toll Free)